UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2020

Danaher Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-828-0850

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR F 06/30/22	New York Stock Exchange
1.700% Senior Notes due 2022	DHR 1.7 01/04/22	New York Stock Exchange
2.500% Senior Notes due 2025	DHR 2.5 07/08/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR 0.2 03/18/26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR 1.2 06/30/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR 0.45 03/18/28	New York Stock Exchange
0.750% Senior Notes due 2031	DHR 0.75 09/18/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR 1.35 09/18/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR 1.8 09/18/49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Notes Offering

On March 30, 2020, Danaher Corporation (“Danaher”) issued €750,000,000 aggregate principal amount of 1.700% Senior Notes due 2024 (the “2024 Notes”), €500,000,000 aggregate principal amount of 2.100% Senior Notes due 2026 (the “2026 Notes”) and €500,000,000 aggregate principal amount of 2.500% Senior Notes due 2030 (the “2030 Notes,” and together with the 2024 Notes and 2026 Notes, the “Notes”), in an underwritten offering pursuant to a registration statement on Form S-3 (File No. 333-224149) filed with the Securities and Exchange Commission (the “Commission”) on April 5, 2018, as amended by a Post-Effective Amendment No. 1 thereto, filed with the Commission on July 10, 2019, and a related prospectus filed with the Commission (the “Registration Statement”). The Notes were sold pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) dated as of March 25, 2020 among Danaher and BNP Paribas, Deutsche Bank AG, London Branch, Merrill Lynch International and the other underwriters party thereto. The Underwriting Agreement is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Danaher received net proceeds, after underwriting discounts and estimated offering expenses, of approximately €1.733 billion, after deducting the underwriting discounts and estimated offering expenses payable by Danaher. Danaher anticipates using the net proceeds from the offering for general corporate purposes, which may include repayment of a portion of its outstanding commercial paper borrowings as they mature and/or repayment of amounts borrowed under its five-year revolving credit facility.

Danaher has applied to list each series of the Notes on The New York Stock Exchange (the “NYSE”). The listing application has been approved by the NYSE.

Indenture and Agency Agreement

The Notes were issued under an indenture dated as of December 11, 2007 (the “Indenture”) between Danaher and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended by a second supplemental indenture, dated as of July 1, 2019 (the “Second Supplemental Indenture”) between Danaher and the Trustee (the Indenture, as so amended by the Second Supplemental Indenture, collectively, the “Base Indenture”) and a third supplemental indenture dated as of March 30, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes will be subject to a paying agency agreement, dated March 30, 2020 (the “Paying Agency Agreement”), among Danaher, the Trustee and The Bank of New York Mellon, London Branch, as paying agent.

The 2024 Notes will mature on March 30, 2024, the 2026 Notes will mature on September 30, 2026 and the 2030 Notes will mature on March 30, 2030. Interest on the 2024 Notes and the 2030 Notes will be paid annually in arrears on March 30 of each year, commencing on March 30, 2021, and interest on the 2026 Notes will be paid annually in arrears on September 30 of each year, commencing on September 30, 2020.

At any time and from time to time prior to February 29, 2024 (one month prior to the maturity date of the 2024 Notes), in the case of the 2024 Notes, July 30, 2026 (two months prior to the maturity date of the 2026 Notes), in the case of the 2026 Notes or December 30, 2029 (three months prior to the maturity date of the 2030 Notes), in the case of the 2030 Notes, Danaher will have the right, at its option, to redeem the Notes, in whole or in part, by paying a “make-whole” premium, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, on or after the applicable par call date of the 2024 Notes, 2026 Notes and 2030 Notes, Danaher will have the right, at its option, to redeem the 2024 Notes, 2026 Notes and 2030 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a change of control triggering event occurs with respect to the Notes, each holder of Notes may require Danaher to repurchase some or all of its Notes at a purchase price equal to 101% of the principal amount of the Notes being repurchased, plus accrued interest. A change of control triggering event means the occurrence of both a change of control and a rating event (as such terms are defined in the Supplemental Indenture).

The Notes are unsecured and rank equally in right of payment with all of Danaher’s other unsecured and unsubordinated indebtedness.

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency-related defaults, Danaher’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

The above description of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture. The Indenture is filed as Exhibit 4.1, the Second Supplemental Indenture is filed as Exhibit 4.2 and the Supplemental Indenture is filed as Exhibit 4.3 hereto. Each of the foregoing documents is incorporated herein by reference.

In connection with the offering of the Notes, Danaher is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes and certain related matters. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed herewith, unless otherwise indicated:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 25, 2020, among Danaher Corporation, BNP Paribas, Deutsche Bank AG, London Branch, Merrill Lynch International and the other underwriters party thereto.

4.1

Indenture, dated as of December 11, 2007, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 1.2 of the Registrant’s Current Report on Form 8-K filed with the Commission on December 11, 2007).

4.2

Second Supplemental Indenture, dated as of July 1, 2019, between Danaher Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3 filed with the Commission on July 10, 2019).

4.3	Third Supplemental Indenture, dated as of March 30, 2020, between Danaher Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: March 30, 2020	By:	/s/ Matthew R. McGrew
	Name:	Matthew R. McGrew
	Title:	Executive Vice President and Chief Financial Officer